Exhibit 99.2

ANNUAL MEETING OF DIAMOND OFFSHORE DRILLING, INC. (the “Company”) to be held at 15415 Katy Freeway, Houston, Texas, on Friday, January 21, 2022, at 8:30 a.m. Central Time for Holders as of December 3, 2021 This proxy is being solicited on behalf of the Board of Directors. W The undersigned hereby appoints Bernie Wolford, Jr. and David L. Roland, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of H substitution and revocation, and authorizes them, and each of them, to vote all the shares I of capital stock of the Company which the undersigned is entitled to vote at said meeting T and any adjournment thereof upon the matters specified and upon such other matters as E may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other P matters as may properly come before the meeting and revoking any proxy heretofore given. R THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF O NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE X DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3, AND IN Y ACCORDANCE WITH THE DISCRETION OF THE PERSONS APPOINTED ABOVE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. (Continued, and to be signed and dated on the reverse side.)

Please mark vote as in this sample THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. 1. Election of Class I Directors Nominees: 01-John H. Hollowell 02-Patrick Carey Lowe 03-Adam C. Peakes FOR AGAINST ABSTAIN 2. To approve, on an advisory basis, executive compensation. 3. To ratify the appointment of Deloitte & Touche LLP as the independent auditor for our company and its subsidiaries for fiscal year 2021. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Such other business as may properly come before the annual meeting or any adjournments thereof. Date:    Signature Signature, (if held jointly) Title(s) Please sign EXACTLY as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.